UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 28, 2005 (November 23, 2005)

INTAC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza
788 Cheung Sha Wan Road
Kowloon, Hong Kong		Not applicable
(Address of principal		(Zip Code)
executive offices)

Registrant’s telephone number, including area code: 011 (852) 2385.8789

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 23, 2005, INTAC International, Inc. issued a press release announcing a refocused business strategy.  A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibit No.

99.1 – Press Release dated November 23, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

	By:	/s/ J. David Darnell
J. David Darnell
Senior Vice President and Chief Financial Officer

Date: November 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 23, 2005